UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 27, 2017

Date of Report (Date of earliest event reported)

YuMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36039	27-0111478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1204 Middlefield Road, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 591-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 27, 2017, YuMe, Inc. (the “Company”) held its Annual Meeting of Stockholders in Mountain View, California (“Annual Meeting”). As of May 31, 2017, the Company’s record date, there were a total of 34,239,768 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Based on the final report of the independent inspector of elections, Broadridge Financial Services (“BFS”), at least 29,767,689 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing more than 86.9% percent of the shares entitled to be voted. Set forth below are the voting results reported by BFS for the proposals described in the Company’s proxy statement filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Proposal 1 – Approval of Amendment to Our Certificate of Incorporation to Declassify the Board

Approval of certain amendments to our certificate of incorporation to declassify the Board were not approved, as the affirmative vote of 66 2/3% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,170,109	21,471	2,252	8,573,857

Proposal 2 – Election of Directors

John Mutch, Stephen Domenik, and Brian Kelley were elected to serve as Class I directors of the Company’s Board of Directors (the “Board”) until the 2020 Annual Meeting of the Company’s stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Nominees of the Board

	FOR	WITHHELD	BROKER NON-VOTES
John Mutch	16,872,132	4,321,700	8,573,857
Stephen Domenik	16,872,222	4,321,610	8,573,857
Brian Kelley	16,872,232	4,321,600	8,573,857

Proposal 3 – Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

FOR	AGAINST	ABSTAIN
29,627,780	115,041	24,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YuMe, Inc.

/s/ Paul Porrini

Paul Porrini
Chief Executive Officer
(Principal Executive Officer and Duly Authorized Signatory)

Dated: July 28, 2017